Fees Summary	Jun. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,321,875.00
Previously Paid Amount	0.00
Total Fee Amount	5,568.46
Total Offset Amount	1,928.67
Net Fee	$ 3,639.79